Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2000
           Series 1999-17, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                7.449576
                                                      ------------------------
     Weighted average maturity                                         351.18
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
         Principal Per      Prepayments Per  Interest Per
   Class  Certificate         Certificate     Certificate   Payout Rate
   -----  -----------         -----------     -----------   -----------
     PO  $   1.71727968     $  0.82893916  $   0.00000000   % 0.00000000
     A1  $  12.49723280     $ 10.64760720  $   5.45750480   % 6.99999981
     A2  $   0.00000000     $  0.00000000  $   5.83333356   % 7.00000027
     A3  $   0.00000000     $  0.00000000  $   5.83333328   % 6.99999994
     A4  $   7.71324031     $  6.57165926  $   5.61224799   % 7.00000021
     A5  $   0.00000000     $  0.00000000  $   6.00546885   % 7.00000008
     A6  $   9.60847946     $  8.18639766  $   5.54660231   % 7.00000030
     A7  $   0.00000000     $  0.00000000  $   6.04166600   % 7.24999920
     A8  $   0.00000000     $  0.00000000  $   0.00000000   % 0.00000000
     A9  $   0.00000000     $  0.00000000  $   5.83333268   % 6.99999922
     A10 $   0.00000000     $  0.00000000  $   5.83333321   % 6.99999986
     A11 $   0.00000000     $  0.00000000  $   5.83333317   % 6.99999980
     A12 $  10.49846920     $  8.94466637  $   5.51761365   % 7.00000004
     S   $   0.00000000     $  0.00000000  $   0.33363032   % 0.41184904
     M   $   0.80382807     $  0.00000000  $   5.81059009   % 6.99999956
     B1  $   0.80382777     $  0.00000000  $   5.81059181   % 7.00000162
     B2  $   0.80382646     $  0.00000000  $   5.81059033   % 6.99999983
     B3  $   0.80383039     $  0.00000000  $   5.81059192   % 7.00000178
     B4  $   0.80383191     $  0.00000000  $   5.81058405   % 6.99999225
     B5  $   0.80382665     $  0.00000000  $   5.81059593   % 7.00000657
     R   $   0.00000000     $  0.00000000  $   0.00000000   % 0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                        Accrual Amount
   Class
     A5                $      210,837.25

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                                $     68,015.42
                                                                      ----------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:            $340,432,875.42
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:              1,049
                                                                 --------------
        3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance        Balance          Cusip
-----         -------          -----------------        -------          -----
PO   $           3,837,339.16  $    3,830,655.80  $           984.28  GEC9917PO
A1   $          23,389,306.93  $   23,076,876.11  $           923.08  36157R5B7
A2   $          14,591,000.00  $   14,591,000.00  $         1,000.00  36157R5C5
A3   $          33,502,466.00  $   33,502,466.00  $         1,000.00  36157R5D3
A4   $          23,341,281.59  $   23,154,152.41  $           954.39  36157R5E1
A5   $          36,143,528.18  $   36,354,365.43  $         1,035.51  36157R5F8
A6   $          14,290,915.95  $   14,146,503.53  $           941.24  36157R5G6
A7   $           5,000,000.00  $    5,000,000.00  $         1,000.00  36157R5H4
A8   $             178,571.00  $      178,571.00  $         1,000.00  36157R5J0
A9   $           5,107,000.00  $    5,107,000.00  $         1,000.00  36157R5K7
A10  $          28,009,360.00  $   28,009,360.00  $         1,000.00  36157R5L5
A11  $          20,500,000.00  $   20,500,000.00  $         1,000.00  36157R5M3
A12  $         120,325,672.44  $  118,990,154.32  $           935.38  36157R5S0
S    $         230,834,936.86  $  229,269,818.95  $           965.50  GEC99017S
M    $           6,650,967.85  $    6,645,600.69  $           995.30  36157R5N1
B1   $           2,625,722.82  $    2,623,603.93  $           995.30  36157R5P6
B2   $           1,400,518.32  $    1,399,388.13  $           995.30  36157R5Q4
B3   $           1,750,149.84  $    1,748,737.52  $           995.30  36157R4V4
B4   $             699,263.06  $      698,698.77  $           995.30  36157R4W2
B5   $             876,448.32  $      875,741.05  $           995.30  36157R4X0
R    $                   0.00  $            0.00  $             0.00  36157R5R2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              12       Principal Balance     $  4,057,320.37
                                 --------                          -------------
        2.   60-89 days
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        3.   90 days or more
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        4.   In Foreclosure
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        5.   Real Estate Owned
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                       $  3,514,470.00
                                                                   -------------

        2.    Bankruptcy Loss Amount:                           $    135,910.00
                                                                   -------------

        3.    Fraud Loss Amount:                                $  3,514,470.00
                                                                   -------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------